Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of Ameriana Bancorp (the “Registrant”) hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jerome J. Gassen
Name:	Jerome J. Gassen
Title:	President and Chief Executive Officer
(Principal Executive Officer)

/s/ John J. Letter
Name:	John J. Letter
Title:	Senior Vice President, Treasurer and
Chief Financial Officer
(Principal Financial Officer)

Date: March 31, 2008